AETNA SERIES FUND, INC.

                       AETNA PRINCIPAL PROTECTION FUND II


            Statement of Additional Information dated October 7, 1999



This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for the Aetna Principal Protection Fund II, a series of the Aetna Series Fund, Inc. (Company). Capitalized terms not defined herein are used as defined in the Prospectus. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement applies only to the Aetna Principal Protection Fund II (Fund).

A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 10 State House Square, Hartford, Connecticut 06103-3602, or by calling:
(800) 367-7732.

                                TABLE OF CONTENTS


GENERAL INFORMATION...................................................1
INVESTMENT OBJECTIVE AND RESTRICTIONS.................................2
INVESTMENT TECHNIQUES AND RISK FACTORS................................3
OTHER CONSIDERATIONS..................................................8
THE ASSET ALLOCATION PROCESS..........................................8
DIRECTORS AND OFFICERS OF THE FUND....................................9
INVESTMENT ADVISORY AGREEMENT........................................12
THE GUARANTY AGREEMENT...............................................12
ADMINISTRATIVE SERVICES AGREEMENT....................................13
CUSTODIAN............................................................13
THE GUARANTOR........................................................13
TRANSFER AGENT.......................................................13
INDEPENDENT AUDITORS.................................................14
PRINCIPAL UNDERWRITER................................................14
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..................14
PURCHASE AND REDEMPTION OF SHARES....................................16
BROKERAGE ALLOCATION AND TRADING POLICIES............................18
SHAREHOLDER ACCOUNTS AND SERVICES....................................20
NET ASSET VALUE......................................................20
TAX STATUS...........................................................21
PERFORMANCE INFORMATION..............................................22

                               GENERAL INFORMATION

Organization The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes Although the Company currently offers multiple series, this Statement applies only to the Aetna Principal Protection Fund II (Fund). The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into two classes: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Board and consented to by a majority of the shareholders.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

                      INVESTMENT OBJECTIVE AND RESTRICTIONS

The investment objective and certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein.

     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations and enter into repurchase transactions.

     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2)  Invest  in  companies  for  the  purpose  of  exercising   control  or
management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of futures contracts in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Futures and Other Derivative Instruments

The Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use.

Futures Contracts The Fund may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures Contracts." The Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds.

Additional Restrictions on the Use of Futures Contracts CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market.

Zero Coupon Securities

The Fund may invest in U.S. Treasury, agency or corporate zero coupon securities maturing on or within 90 days preceding the Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities issued by corporations are also subject to the risk that in the event of a default, the Fund may realize no return on its investment.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

Risk of Imperfect Correlation The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures position may be terminated only by entering into a closing sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk With some derivatives there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Foreign Securities

The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts are typically American Depositary Receipts (ADRs), which are designed for U.S. investors and held either in physical form or in book entry form. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Real Estate Securities

The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.

Bank Obligations

The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Illiquid Securities

The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund.

Corporate Bonds

The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Each such bond must mature within three (3) years of the Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

                              OTHER CONSIDERATIONS


Year 2000 Readiness Disclosure

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna Inc."), is dependent on computer systems and applications to conduct its business. Aetna Inc. has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including
(i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. The remediation and testing of mission-critical IT systems has been completed. Final Year 2000 approval testing for all remaining systems is on target to complete mid-1999. The costs of these efforts will not affect the Fund.

Aeltus and the Fund also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna Inc. Aetna Inc., including Aeltus, has initiated communication with its critical external relationships, including MBIA, to determine the extent to which Aetna Inc. may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna Inc. and Aeltus have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Fund, including, without limitation, its operation or the valuation of its assets.

In addition, the Year 2000 problem may adversely affect issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. Aeltus and the Fund will continue to monitor developments relating to this issue.

Acceptance of Deposits During Guarantee Period

The Fund reserves the right to accept additional deposits after December 17, 1999 and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of Fund assets, and the Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.

The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                       DIRECTORS AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the supervision of the Board. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna GET Fund, Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.

--------------------------------- ------------------------------ ---------------------------------------------------
                                                                  Principal Occupation During Past Five Years (and
                                                                     Positions held with Affiliated Persons or
             Name,                      Position(s) Held                Principal Underwriters of the Fund)
        Address and Age                  With each Fund
--------------------------------- ------------------------------ ---------------------------------------------------
--------------------------------- ------------------------------ ---------------------------------------------------

J. Scott Fox*                     Director and President         Director, Managing Director, Chief Operating
10 State House Square                                            Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., October 1997 to
Age 44                                                           present; Director and Senior Vice President,
                                                                 Aetna Life Insurance and Annuity Company,
                                                                 March 1997 to February 1998;  Director,
                                                                 Managing Director, Chief Operating Officer,
                                                                 Chief Financial Officer and Treasurer,
                                                                 Aeltus,  April  1994 to March 1997.

Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998
10 State House Square                                            to present; Vice President, Aetna Investment
Hartford, Connecticut                                            Services, Inc., July 1993 to May 1998.
Age 56

Albert E. DePrince, Jr.           Director                       Professor, Middle Tennessee State University,
3029 St. Johns Drive                                             1991 to present.
Murfreesboro, Tennessee
Age 58

Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer              present; Director, Mutual Fund Accounting, Aetna
Age 46                                                           Life Insurance and Annuity Company, August 1994
                                                                 to November 1995.

Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Counsel, Aetna
Hartford, Connecticut                                            Life Insurance and Annuity Company, December 1996
Age 37                                                           to present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.

Maria T. Fighetti                 Director                       Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation
Closter, New Jersey                                              and Alcohol Services, 1973 to present.
Age 56

David L. Grove                    Director                       Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 81

John Y. Kim*                      Director                       Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 39                                                           Director, Aetna Life Insurance and Annuity
                                                                 Company, February 1995 to March  1998;
                                                                 Senior  Vice President, Aetna Life
                                                                 Insurance and  Annuity Company,
                                                                 September  1994 to present.

Sidney Koch                       Director                       Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 64

Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 50                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.

Shaun P. Mathews*                 Director                       Director, Vice President/Senior Vice President,
151 Farmington Avenue                                            Aetna Life Insurance and Annuity Company, March
Hartford, Connecticut                                            1991 to present; Director, Aetna Investment
Age 44                                                           Services, Inc., July   1993  to present; Senior
                                                                 Vice President, Aetna InvestmentServices, Inc.,
                                                                 July   1993  to February, 1999.

Corine T. Norgaard                Director                       Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 62                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996

Richard G. Scheide                Director                       Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 70

During the fiscal year ended October 31, 1998, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of October 31, 1998, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                                   Aggregate
       Name of Person          Compensation from     Total Compensation from the
          Position                  Company            Company and Fund Complex
------------------------------ ------------------- ---------------------------------

Corine Norgaard                      $6,600                    $66,000
Director
------------------------------ ------------------- ---------------------------------

Sidney Koch                          $6,650                    $66,500
Director
------------------------------ ------------------- ---------------------------------

Maria T. Fighetti*                   $6,550                    $65,500
Director
------------------------------ ------------------- ---------------------------------

Richard G. Scheide
Director, Chairperson Audit          $7,075                    $70,750
Committee
------------------------------ ------------------- ---------------------------------

David L. Grove*
Director, Chairperson                $6,925                    $69,250
Contract Committee
------------------------------ ------------------- ---------------------------------

Albert E. DePrince, Jr.              $3,077                    $30,778
Director
------------------------------ ------------------- ---------------------------------

*During the fiscal year ended  October 31,  1998,  Ms.  Fighetti  and Dr.  Grove
elected  to  defer   compensation   in  the  amount  of  $15,000  and   $69,250,
respectively.





                          INVESTMENT ADVISORY AGREEMENT

The Fund entered into an  investment  advisory  agreement  (Advisory  Agreement)
appointing  Aeltus as the  investment  adviser of the Fund.  Under the  Advisory
Agreement,   and  subject  to  the   supervision   of  the  Board,   Aeltus  has
responsibility  for  supervising  all  aspects  of the  operations  of the  Fund including the  selection,  purchase and sale of  securities.  Under the Advisory
Agreement,  Aeltus is given the right to delegate any or all of its  obligations to a  subadviser.  Aeltus is an indirect  wholly-owned  subsidiary of Aetna Life
Insurance and Annuity Company and an indirect  wholly-owned  subsidiary of Aetna
Inc.

The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board, and that the Fund is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (ASI). Their continued use is subject to the right of ASI to withdraw this permission in the event Aeltus or another subsidiary or affiliate of Aetna Inc. should not be the investment adviser of the Fund.

                             THE GUARANTY AGREEMENT

The  Fund  guarantees  that on the  Maturity  Date  (December  20,  2004),  each shareholder  will  receive no less than the  Guarantee  per Share for each share held.  The Guarantee per Share will equal the Net Asset Value (NAV) per share on the last day of the Offering Period,  and thereafter will be adjusted to reflect
any  dividends  and   distributions   made  by  the  Fund.  A  shareholder   who
automatically  reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will receive, in the aggregate,  no less than his or her account value at the inception of the  Guarantee  Period.  The Fund's
Guarantee is backed by an  unconditional  and  irrevocable  guarantee  from MBIA
Insurance  Corporation  (MBIA) pursuant to an insurance policy issued by MBIA to the Fund.

MBIA, Aeltus and the Company have entered into a Financial Guaranty Agreement specifying the rights and obligations of Aeltus and MBIA with respect to the Fund. The Financial Guaranty Agreement is unconditional and irrevocable and will remain in place through the Maturity Date. The Financial Guaranty Agreement provides that, if Aeltus fails to comply with specific investment parameters as more fully described below, MBIA may direct Aeltus to cure the breach within a prescribed period of time. If Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus,  in  managing  the  Fund,  allocates  assets  to the  Equity  and  Fixed
Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectus and in this Statement
(Eligible Security). In the event that Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct Aeltus to sell that security and replace it with an Eligible Security within three business days. In the event Aeltus does not sell the security, MBIA reserves the right to direct the Custodian to sell that security and replace it with an Eligible Security.

The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the custodian to sell securities and replace them with such eligible securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial
Guarantee Agreement.

Finally, if Aeltus breaches any other terms of the Financial Guaranty Agreement, Aeltus has 15 business days to cure the breach. If there is written notification from MBIA of a breach and the breach remains uncured after 15 business days, MBIA will have the right to direct the custodian to buy and sell Eligible
Securities.

After any default has been cured (whether by Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for the Fund's operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the NAV; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

In addition to serving as the custodian of the Fund's assets, the custodian will monitor both the allocation of assets and the securities held within the Equity
Component and the Fixed Component and report on the same to both Aeltus and MBIA. The custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement.

                                  THE GUARANTOR

MBIA,  113 King Street,  Armonk,  New York 10504 serves as the  Guarantor to the
Fund pursuant to a written agreement with Aeltus and the Company.  The Financial
Guaranty Agreement is unconditional and irrevocable and will remain in place through the Maturity Date. Pursuant to the terms of the Financial Guaranty
Agreement, MBIA will issue to the Fund an insurance policy to support the Fund's
Guarantee. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

                                 TRANSFER AGENT

First Data Investor  Services  Group,  Inc. 4400  Computer  Drive,  Westborough,
Massachusetts 01581 serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Aeltus Capital,  Inc. (ACI) has agreed to use its best efforts to distribute the shares as the  principal  underwriter  of the Fund  pursuant to an  Underwriting
Agreement  between it and the Fund.  The Agreement was approved on September 22,
1999 to continue through  December 31, 1999. The  Underwriting  Agreement may be
continued from year to year thereafter if approved annually by the Directors and by a vote of a majority of the  Directors who are not  "interested  persons," as that term is  defined  in the 1940 Act,  of the Fund,  appearing  in person at a meeting  called for the purpose of  approving  such  Agreement,  or by a vote of
holders  of  a  majority  of  the  Fund's  shares.  This  Agreement   terminates
automatically  upon assignment,  and may be terminated at any time on sixty (60)
days' written notice by the Directors or by vote of holders of a majority of the
Fund's shares without the payment of any penalty.

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution
Plan"). With respect to Class B shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing costs of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B shares are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution or Shareholder
Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued.
The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution Plans and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

When you invest this amount                        Amount of sales charge typically reallowed to
                                                   dealers as a percentage of offering price


Under $50,000                                                                            4.00%
$50,000 or more, but under $100,000                                                      3.75
$100,000 or more, but under $250,000                                                     3.00
$250,000 or more, but under $500,000                                                     2.00
$500,000 or more, but under $1,000,000                                                   1.50


Securities dealers that sell Class A shares in amounts of $1 million or more or that sell load-waived Class A shares to certain retirement plans will be entitled to receive the following commissions:

                                                                                        Commission
     .   on sales of $1 million to $3 million;                                              1.00%
     .   on sales over $3 million to $20 million; and                                       0.50%
     .   on sales over $20 million.                                                         0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4% of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

These breakpoints are reset every 12 months for purposes of additional purchases. ACI may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.

ACI or its affiliates may make payments in addition to those described above to certain broker-dealers that enter into agreements providing ACI with preferential access to representatives of the broker-dealer. These payments may be in an amount not exceeding 0.13% of the total fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

From time to time, ACI or its affiliates may make payments to other dealers and/or their agents, who may not be affiliates of Aetna, who sell shares or who provide shareholder services.

In addition, ACI or its affiliates may, from time to time, make payments to clearing firms that offer networking services which make the Funds available to their customers. Such payments will not exceed 0.10% of a Fund's average daily net assets.

The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class A shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received less any applicable front-end sales charge. Class B shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received. All purchase orders must be received by the transfer agent by no later than December 17, 1999 (November 8, 1999 in the case of IRA rollovers).

Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable CDSC after a redemption request is received. Class B shares are redeemed at the NAV of the Fund next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received. Any redemptions made from the Fund prior to the Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. Moreover, amounts redeemed prior to the Maturity Date are not eligible for the Guarantee.

Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Any written request to redeem shares in amounts in excess of $25,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.

Front-end Sales Charge Waivers

The front-end sales charge will not apply if you are:

1.   an employee or retired  employee  of Aetna Inc.  (including  members of the
     board  and  members  of  employees',   retired  employees'  and  directors'
     immediate families); or

2.   a member of the Board (including members of Directors' immediate families).

The Fund's front-end sales charge will also not apply to Class A purchases by:

3. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Aeltus-advised fund or (2) in a separate account sponsored by Aetna Life Insurance and Annuity Company (ALIAC) or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

4. Certain trust companies and bank trust departments agreeing to invest in the Fund over a 13-month period at least $1 million of assets over which the trust companies and bank trust departments have full or shared investment discretion, provided the account(s) are not part of an omnibus account arrangement.

5. Certain retirement plans that are sponsored by an employer with at least 25 employees and either (a) have plan assets of $1 million or more or (b) agree to invest at least $500,000 in the Fund over a 13-month period.

6. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients participating in advisory fee programs.

7. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

9. Shareholders of the Adviser Class of other Series at the time such shares were redesignated as Class A shares.

Contingent Deferred Sales Charge

Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on shares purchased more than two years prior to the redemption (in the case of Class A shares) or shares redeemed prior to the Maturity Date (in the case of Class B shares).

CDSC Waivers

The CDSC will be waived for:

     . Redemptions following the death or disability of the shareholder or beneficial owner;
     . Redemptions related to distributions from retirement plans or accounts under Internal Revenue Section 403(b) after you attain age 70 1/2;
     .    Tax-free returns of excess  contributions from employee benefit plans;
          and
     . Distributions from employee benefit plans, including those due to plan termination or plan transfer.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Additional Rights The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.

The Fund has no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person.

The Fund, another series of the Company, another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Board has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, the Fund. The Code of Ethics allows trades to be made in securities that may be held by the Fund. However, it prohibits a person from taking advantage of the Fund trades or from acting on inside information. Aeltus also has adopted a Code of Ethics, which the Board reviews annually.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated   statements   reflecting   current  values,   share  balances  and
year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a signature guarantee for redemption requests in amounts in excess of $25,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                                 NET ASSET VALUE

Securities of the Fund are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price if current market quotations are not readily available. Debt securities maturing in more than sixty days at the date of valuation are valued at the mean of the last bid and asked price of such securities obtained from a broker-dealer or a service providing quotations based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Guarantee

Any withholding of taxes on distributions by the Fund will result in a reduction of the benefit under the Guarantee. If an amount is paid to shareholders pursuant to the Guarantee, these amounts probably will be taxable to shareholders. However, it is possible that such amounts could be regarded as a tax-free return of capital.

The Fund does not undertake to suggest to shareholders the manner in which any payments that may be made under the Guarantee are to be treated for tax purposes. Shareholders are specifically advised to consult their tax advisers about the tax treatment of any payments that may be made under the Guarantee.

                             PERFORMANCE INFORMATION

Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)n = ERV
Where:
P     =  a hypothetical initial payment of $1,000
T     =  an average annual total return
n     =  the number of years
ERV   =  the ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).

The Fund may also from time to time include in such advertising a total return figure for Class A and/or Class B that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B that does not take into account the imposition of the applicable CDSC.

Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of the Fund.



                                           Statement of Additional Information